Exhibit 99.1

ALLIANCE DATA SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Overview

On July 1, 2019, Alliance Data Systems Corporation, a Delaware corporation (the “Company”), along with certain subsidiaries of the Company (together with Alliance Data, the “Sellers”) completed the previously announced sale of the Company’s Epsilon business (“Epsilon”) pursuant to that certain Securities Purchase Agreement, dated April 12, 2019, by and among the Sellers, Publicis Groupe, S.A. (“Publicis”), and certain subsidiaries of Publicis (together with Publicis, the “Purchasers”) to the Purchasers for $4.4 billion in cash, subject to certain adjustments specified therein. In the first quarter of 2019, Epsilon met the criteria set forth in Accounting Standards Codification (“ASC”) 205-20, “Presentation of Financial Statements — Discontinued Operations,” and was classified as a discontinued operation within the Company’s unaudited condensed consolidated statement of income for the three months ended March 31, 2019.

The unaudited pro forma condensed consolidated financial statements were prepared in accordance with Article 11 of Regulation S-X and have been derived from the historical financial statements prepared in accordance with accounting principles generally accepted in the United States of America and are presented based on available information and certain assumptions that management believes are reasonable.

The unaudited pro forma financial information presents the Company’s unaudited pro forma condensed consolidated financial statements reflecting the effect of the divestiture of Epsilon on assets, liabilities, revenues and expenses directly attributable to the sale as well as the use of proceeds to repay debt as required under the Company’s credit agreement, amended on April 30, 2019. The unaudited pro forma statements of income reflect the Epsilon divestiture as if it had occurred on January 1, 2016, the beginning of the earliest period presented. The pro forma balance sheet reflects the Company’s financial position as if the Epsilon divestiture had occurred on March 31, 2019.

The unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read in conjunction with our historical financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 and our Quarterly Report on Form 10-Q for the period ended March 31, 2019.

The unaudited pro forma condensed consolidated financial statements are provided for informational purposes only and are not necessarily indicative of the operating results that would have occurred if the divestiture had been completed as of the dates set forth above, nor is it indicative of the future results of the Company. The unaudited condensed pro forma financial statements do not purport to project the future operating results or financial position of the Company following the divestiture.

Alliance Data Systems Corporation
July 5, 2019

ALLIANCE DATA SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of March 31, 2019
(In millions)

	March 31, 2019
	Historical As Reported	Divestiture of Epsilon		Pro Forma Adjustments		Pro Forma
ASSETS
Cash and cash equivalents	$3,685.0	$4,354.3	(a)	$(2,431.4)	(e)	$5,607.9
Accounts receivable, net	354.2	—		—		354.2
Credit card and loan receivables:
Credit card receivables – restricted for securitization investors	12,550.5	—		—		12,550.5
Other credit card and loan receivables	4,300.0	—		—		4,300.0
Total credit card and loan receivables	16,850.5	—		—		16,850.5
Allowance for loan loss	(1,021.1)	—		—		(1,021.1)
Credit card and loan receivables, net	15,829.4	—		—		15,829.4
Credit card receivables held for sale	1,848.9	—		—		1,848.9
Inventories, net	242.3	—		—		242.3
Other current assets	275.3	—		—		275.3
Redemption settlement assets, restricted	576.1	—		—		576.1
Current assets of discontinued operations	4,224.7	(4,224.7)	(b)	—		—
Total current assets	27,035.9	129.6		(2,431.4)		24,734.1
Property and equipment, net	289.8	—		—		289.8
Right of use assets - operating	271.2	—		—		271.2
Deferred tax asset, net	45.5	(3.3)	(c)	—		42.2
Intangible assets, net	189.6	—		—		189.6
Goodwill	950.0	—		—		950.0
Other non-current assets	651.1	—		(5.4)	(f)	645.7
Total assets	$29,433.1	$126.3		$(2,436.8)		$27,122.6
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$548.4	$831.3	(c)	$—		$1,379.7
Accrued expenses	333.9	—		—		333.9
Current operating lease liabilities	21.4	—		—		21.4
Current portion of deposits	5,922.6	—		—		5,922.6
Current portion of non-recourse borrowings of consolidated securitization entities	2,185.6	—		—		2,185.6
Current portion of long-term and other debt	161.5	—		—		161.5
Other current liabilities	262.4	—		—		262.4
Deferred revenue	768.8	—		—		768.8
Current liabilities of discontinued operations	392.1	(392.1)	(b)	—		—
Total current liabilities	10,596.7	439.2		—		11,035.9
Deferred revenue	108.5	—		—		108.5
Deferred tax liability, net	230.5	(153.0)	(c)	—		77.5
Long-term operating lease liabilities	299.8	—		—		299.8
Deposits	5,369.4	—		—		5,369.4
Non-recourse borrowings of consolidated securitization entities	4,589.9	—		—		4,589.9
Long-term and other debt	5,720.0	—		(2,366.7)	(g)	3,353.3
Other liabilities	278.8	—		—		278.8
Total liabilities	27,193.6	286.2		(2,366.7)		25,113.1
Common stock	1.1	—		—		1.1
Additional paid-in capital	3,177.0	—		—		3,177.0
Treasury stock	(5,938.5)	—		—		(5,938.5)
Retained earnings	5,127.8	(186.6)	(d)	(70.1)	(h)	4,871.1
Accumulated other comprehensive loss	(127.9)	26.7	(d)	—		(101.2)
Total stockholders’ equity	2,239.5	(159.9)		(70.1)		2,009.5
Total liabilities and stockholders' equity	$29,433.1	$126.3		$(2,436.8)		$27,122.6

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Alliance Data Systems Corporation
July 5, 2019

ALLIANCE DATA SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
For the Three Months Ended March 31, 2019
(In millions, except per share amounts)

	Three Months Ended March 31, 2019
	Historical As Reported	Pro Forma Adjustments		Pro Forma
Revenues
Services	$73.3	$—		$73.3
Redemption, net	111.9	—		111.9
Finance charges, net	1,149.0	—		1,149.0
Total revenue	1,334.2	—		1,334.2
Operating expenses
Cost of operations (exclusive of depreciation and amortization disclosed separately below)	640.5	—		640.5
Provision for loan loss	252.1	—		252.1
General and administrative	38.3	—		38.3
Depreciation and other amortization	20.6	—		20.6
Amortization of purchased intangibles	25.8	—		25.8
Total operating expenses	977.3	—		977.3
Operating income	356.9	—		356.9
Interest expense
Securitization funding costs	57.3	—		57.3
Interest expense on deposits	48.7	—		48.7
Interest expense on long-term and other debt, net	43.5	(5.6)	(i)	37.9
Total interest expense, net	149.5	(5.6)		143.9
Income from continuing operations before income taxes	$207.4	$5.6		$213.0
Provision for income taxes	33.1	1.6	(i)	34.7
Income from continuing operations	$174.3	$4.0		$178.3

Per share data:

Weighted average shares outstanding – basic	53.0			53.0
Weighted average shares outstanding – diluted	53.2			53.2

Basic – Income from continuing operations	$3.29			$3.37
Diluted – Income from continuing operations	$3.28			$3.35

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Alliance Data Systems Corporation
July 5, 2019

ALLIANCE DATA SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
Year Ended December 31, 2018
(In millions, except per share amounts)

	Year Ended December 31, 2018
	Historical As Reported	Discontinued Operations of Epsilon (j)	Pro Forma
Revenues
Services	$2,420.0	$(2,124.6)	$295.4
Redemption, net	676.3	—	676.3
Finance charges, net	4,694.9	—	4,694.9
Total revenue	7,791.2	(2,124.6)	5,666.6
Operating expenses
Cost of operations (exclusive of depreciation and amortization disclosed separately below)	4,220.9	(1,683.7)	2,537.2
Provision for loan loss	1,016.0	—	1,016.0
General and administrative	172.7	(10.2)	162.5
Depreciation and other amortization	196.1	(115.4)	80.7
Amortization of purchased intangibles	291.2	(178.3)	112.9
Total operating expenses	5,896.9	(1,987.6)	3,909.3
Operating income	1,894.3	(137.0)	1,757.3
Interest expense
Securitization funding costs	220.2	—	220.2
Interest expense on deposits	165.7	—	165.7
Interest expense on long-term and other debt, net	284.7	(128.3)	156.4
Total interest expense, net	670.6	(128.3)	542.3
Income from continuing operations before income taxes	$1,223.7	$(8.7)	$1,215.0
Provision for income taxes	260.6	8.9	269.5
Income from continuing operations	$963.1	$(17.6)	$945.5

Per share data:

Weighted average shares outstanding – basic	54.9		54.9
Weighted average shares outstanding – diluted	55.1		55.1

Basic – Income from continuing operations	$17.56		$17.24
Diluted – Income from continuing operations	$17.49		$17.17

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Alliance Data Systems Corporation
July 5, 2019

ALLIANCE DATA SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
Year Ended December 31, 2017
(In millions, except per share amounts)

	Year Ended December 31, 2017
	Historical As Reported	Discontinued Operations of Epsilon (j)	Pro Forma
Revenues
Services	$2,612.2	$(2,244.7)	$367.5
Redemption, net	935.3	—	935.3
Finance charges, net	4,171.9	—	4,171.9
Total revenue	7,719.4	(2,244.7)	5,474.7
Operating expenses
Cost of operations (exclusive of depreciation and amortization disclosed separately below)	4,269.9	(1,800.4)	2,469.5
Provision for loan loss	1,140.1	—	1,140.1
General and administrative	166.3	(7.0)	159.3
Depreciation and other amortization	183.1	(109.4)	73.7
Amortization of purchased intangibles	314.5	(200.3)	114.2
Total operating expenses	6,073.9	(2,117.1)	3,956.8
Operating income	1,645.5	(127.6)	1,517.9
Interest expense
Securitization funding costs	156.6	—	156.6
Interest expense on deposits	125.1	—	125.1
Interest expense on long-term and other debt, net	282.7	(109.0)	173.7
Total interest expense, net	564.4	(109.0)	455.4
Income from continuing operations before income taxes	$1,081.1	$(18.6)	$1,062.5
Provision for income taxes	292.4	0.9	293.3
Income from continuing operations	$788.7	$(19.5)	$769.2

Per share data:

Weighted average shares outstanding – basic	55.7		55.7
Weighted average shares outstanding – diluted	55.9		55.9

Basic – Income from continuing operations	$14.17		$13.82
Diluted – Income from continuing operations	$14.10		$13.75

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Alliance Data Systems Corporation
July 5, 2019

ALLIANCE DATA SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
Year Ended December 31, 2016
(In millions, except per share amounts)

	Year Ended December 31, 2016
	Historical As Reported	Discontinued Operations of Epsilon (j)	Pro Forma
Revenues
Services	$2,504.8	$(2,124.9)	$379.9
Redemption, net	993.6	—	993.6
Finance charges, net	3,639.7	—	3,639.7
Total revenue	7,138.1	(2,124.9)	5,013.2
Operating expenses
Cost of operations (exclusive of depreciation and amortization disclosed separately below)	4,276.8	(1,676.5)	2,600.3
Provision for loan loss	940.5	—	940.5
General and administrative	143.2	(7.6)	135.6
Depreciation and other amortization	167.1	(99.8)	67.3
Amortization of purchased intangibles	345.0	(225.4)	119.6
Total operating expenses	5,872.6	(2,009.3)	3,863.3
Operating income	1,265.5	(115.6)	1,149.9
Interest expense
Securitization funding costs	125.6	—	125.6
Interest expense on deposits	84.7	—	84.7
Interest expense on long-term and other debt, net	218.2	(57.6)	160.6
Total interest expense, net	428.5	(57.6)	370.9
Income from continuing operations before income taxes	$837.0	$(58.0)	$779.0
Provision for income taxes	319.4	(20.6)	298.8
Income from continuing operations	$517.6	$(37.4)	$480.2
Less: Income from continuing operations attributable to non-controlling interest	1.8	—	1.8
Income from continuing operations attributable to common stockholders	$515.8	$(37.4)	$478.4

Per share data:
Numerator
Income from continuing operations attributable to common stockholders	$515.8		$478.4
Less: Accretion of redeemable non-controlling interest	83.5		83.5
Income from continuing operations attributable to common stockholders after accretion of redeemable non-controlling interest	$432.3		$394.9
Denominator
Weighted average shares outstanding – basic	58.6		58.6
Weighted average shares outstanding – diluted	58.9		58.9

Basic – Income from continuing operations attributable to common stockholders	$7.37		$6.73
Diluted – Income from continuing operations attributable to common stockholders	$7.34		$6.71

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Alliance Data Systems Corporation
July 5, 2019

ALLIANCE DATA SYSTEMS CORPORATION
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The historical condensed consolidated financial statements have been adjusted to give pro forma effect to events that are (i) directly attributable to the divestiture and repayment of debt, (ii) expected to have a continuing impact on the future results of the Company, and (iii) factually supportable.

The unaudited pro forma condensed consolidated financial statements (i) are presented based on information currently available, (ii) are intended for informational purposes only, (iii) are not necessarily indicative of and do not purport to represent what the Company’s operating results would have been had the Epsilon divestiture and related events occurred as described or what the Company’s future operating results will be after giving effect to these events, and (iv) do not reflect all actions that may be undertaken by the Company after the divestiture of Epsilon. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2019 includes the following divestiture-related adjustments:

(a)	Reflects the cash proceeds received, net of estimated transaction costs and closing adjustments, in connection with the Epsilon divestiture.

(b)	Reflects the assets and liabilities classified as held for sale in accordance with ASC 205.

(c)	Reflects the Company’s income tax payable resulting from the Epsilon divestiture and the write-off of associated deferred tax assets and liabilities.

(d)
Reflects the preliminary estimated after-tax loss on the sale of Epsilon. The actual after-tax loss to be recorded on the sale of Epsilon may change based on items such as adjustments to the estimated transaction costs as well as final calculations related to the tax basis of the assets. The preliminary estimated loss was calculated as follows (in millions):

Estimated proceeds, net of transaction costs and closing adjustments	$4,354.3
Epsilon net assets held for sale	(3,832.6)
Recognition of accumulated translation adjustments resulting from the sale of Epsilon's foreign subsidiaries	(26.7)
Pre-tax gain on sale of Epsilon	495.0
Taxes on gain on sale of Epsilon	(831.3)
Write-off of net deferred tax liabilities	149.7
After-tax loss on sale of Epsilon	$(186.6)

(e)
Reflects the mandatory repayment of senior debt upon consummation of the sale of Epsilon. Includes a repayment of approximately $1.9 billion of senior notes including related call premiums and a mandatory payment of $500.0 million of the revolving credit facility.

On April 30, 2019, the Company amended its credit agreement, which among other items, provided that upon consummation of the sale of Epsilon, a mandatory payment of $500.0 million of the revolving credit facility will be required and all of the Company’s outstanding senior notes will be required to be redeemed.

(f)	Reflects the write-off of unamortized debt issuance costs associated with the Company’s revolving credit facility.

(g)
Reflects the mandatory repayment of senior debt upon consummation of the sale of Epsilon. Includes a repayment of approximately $1.9 billion of senior notes and a mandatory payment of $500.0 million of the revolving credit facility, offset in part by the write-off of unamortized debt issuance costs associated with the Company’s senior notes.

Alliance Data Systems Corporation
July 5, 2019

(h)
Represents the loss on extinguishment of debt, comprised of $46.1 million related to call premiums associated with the repayment of the Company’s senior notes and $24.0 million related to the write-off of unamortized debt issuance costs.

The unaudited pro forma condensed consolidated statements of income include the following divestiture-related adjustments:

(i)
In the first quarter of 2019, Epsilon was presented as a discontinued operation in accordance with ASC 205 in our Quarterly Report on Form 10-Q. Included in our presentation was the allocation of interest expenses associated with $1.9 billion in senior notes. On April 30, 2019, the Company amended its credit agreement, which among other items, provided that upon consummation of the sale of Epsilon, a mandatory payment of $500.0 million of the revolving credit facility will be required and all of the Company’s outstanding senior notes will be required to be redeemed. The pro forma adjustment represents the interest expense associated with the $500.0 million mandatory repayment of the revolving credit facility, as well as the related income tax effect, which was not reflected in our historical results in our Quarterly Report on Form 10-Q for the period ended March 31, 2019.

(j)
The Discontinued Operations of Epsilon columns in the unaudited pro forma condensed consolidated statements of income represent the historical financial results directly attributable to Epsilon and the interest expense associated with the mandatory repayment of debt from the use of proceeds from the transaction, in accordance with ASC 205.